                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06671

                         SCUDDER GLOBAL HIGH INCOME FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Two International Place, Boston, MA 02110
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global High Income Fund, Inc.

Semiannual Report to Stockholders

April 30, 2004

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

• seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

• a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities

• a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.ScudderGlobalHigh.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - LBF

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Other Information

<Click Here> Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Lead Portfolio Manager Brett Diment discusses Scudder Global High Income Fund's strategy and the market environment during the six months ended April 30, 2004.

Q: How did emerging markets bonds perform during the past six months?

A: The asset class produced a positive return of 1.48% during the period, as measured by the fund's benchmark, the J.P. Morgan Emerging Markets Bond Plus Index.1 The first five months of the period were very upbeat, as the favorable backdrop that characterized 2003 remained in place. Even though global economic growth continued to improve significantly, bond markets were helped by low reported inflation and the continued accommodative interest rate policies of the majority of the world's central banks. From October 31 through March 31, the EMBI+ produced a total return of 7.86%.

1 The J.P. Morgan Emerging Markets Bond Plus Index is an unmanaged securities index of US dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in the emerging markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The environment for bonds changed abruptly in the first week of April, however, with the release of the March payroll data in the United States. After several months of disappointing results, the report revealed that 308,000 jobs had been created in March, far exceeding the market's consensus expectation of 123,000 new jobs. The release of this number, in combination with comments made by US Federal Reserve Chairman Alan Greenspan in front of the Senate Banking Committee, raised the markets' expectation that the Fed would in fact begin to increase interest rates as soon as the middle of this year. This caused all areas of the bond market to sell off sharply, with the higher-risk areas of the market producing the worst returns. In April alone, the EMBI+ Index declined -5.91% as fixed income investors sought to reduce risk in their portfolios. The asset class closed the period with only a slight gain as a result, obscuring the fact that the vast majority of the six-month period was in fact very favorable. The yield spread of the asset class stood at 4.78% at the close of the period, compared to 4.70% on October 31, 2003 and its low of 3.94% on January 8, 2004.2

2 The "yield spread" is the difference in yield between an asset class or security and comparable Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in emerging markets debt. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How did the fund perform in this environment?

A: For the six months ended April 30, 2004, the fund's cumulative total return based on net asset value was 2.38%, while its total return based on its share price as listed on the New York Stock Exchange was -5.33%, closing at $6.46 a share.

The fund's strong relative performance was due in part to our use of leverage, or borrowed money. Early in the reporting period, we increased the fund's leveraged position to near 30%, meaning that it held roughly $130 of investments for every $100 of assets. This is close to the maximum 33 1/3% leverage the fund is able to employ by investment policy. In a period of strong returns for emerging markets debt, this positioning was beneficial to performance. Our use of leverage represents a tactical positioning designed to take advantage of positive news flow and the strong inflow of cash into the emerging debt markets. However, as many sovereign debt issues moved toward all-time low levels in terms of yield spread - meaning that the market was vulnerable to external shocks such as a tightening of global liquidity conditions - we began to reduce the fund's leverage. At the close of the period, it stood at roughly 16%.

Q: Please discuss the fund's broad positioning.

A: During the first half of the period, we held a fairly aggressive posture in order to take advantage of the positive investment environment. This meant that we held positions in the bonds of lower-rated countries, such as Colombia and Peru, as well as higher-beta credits such as Brazil.3 This positioning helped performance during 2003 and through the first part of the reporting period given the strong performance of the market overall.

3 "Higher-beta" means a particular security is likely to be more volatile - on both the upside and downside - than the overall market.

But by the middle of the first calendar quarter, yield spreads had moved to very low levels, meaning that in many cases investors were not being fully compensated for the risks of owning certain bonds. It also became evident that we were moving closer to the point where the Fed would be forced to begin raising interest rates. At the same time, the market became more volatile and interest among "crossover investors" (i.e., those, unlike us, who are not dedicated emerging-debt investors) began to wane. In combination, these factors prompted us to take a more defensive positioning within the portfolio. Given the sell-off in emerging markets bonds in April, this shift proved well-timed.

Q: What did this more defensive approach mean for the fund's positioning in Latin America?

A: First, it caused us to lower the fund's weighting in Colombia to an underweight and remove positions in Peru and Panama altogether.4 While we believe these countries have limited downside given their relatively limited financing needs, we think their upside is also small in light of the broader issues that have been affecting the emerging markets. As a result, we do not think the risk-reward profile warrants a larger weighting in these areas.

4 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Another aspect of the more defensive posture was our decision to reduce the fund's position in Brazil to an underweight versus the benchmark. The pace of interest rate reductions in the country has slowed, and we expect its bonds will have difficulty rallying as long as concerns about the US interest rate picture remain in place. The portfolio has also moved to an underweight in Mexico, where yield spreads are close to their all-time lows - meaning that the country's bonds no longer offer a compelling value in our view.

At this point, the only significant overweight in Latin America is to Argentina, a position that has been in place for one and a half years. Bond prices there have been supported by the continued robust growth of the economy and the related strength of tax revenue collections. Both factors have improved Argentina's ability to make payments on its debt. The fund's overweight in this country was a significant positive for performance versus the benchmark during the period. We also hold a slight overweight in Jamaica, which has demonstrated a continued commitment to fiscal discipline.

The portfolio is equal-weighted versus the benchmark in Ecuador and Venezuela. Despite ongoing political risk in the two countries, we expect that continued high energy prices translate to limited downside in the bonds of these oil-exporting nations.

Q: Please discuss the fund's positioning in the Europe/Africa/Middle East region.

A: The fund is overweight in this area. We have maintained core positions in Romania and Bulgaria, both of which we believe will benefit as the countries move closer to joining the European Union (EU). We also continue to favor Turkey, which currently enjoys strong economic growth and which we believe will soon receive a date to begin EU accession talks. However, the continued tensions associated with the country's dispute with Greece regarding the island of Cyprus sparked a sell-off in April. This was a short-term negative for the fund's relative performance.

While we retain overweights in the countries just mentioned, we have closed the portfolio's overweight in Russia. Although the country remains on track for an upgrade to investment grade status by Standard & Poor's within a year's time, it has become an increasingly popular position among market participants. In our view, this makes the country vulnerable to a rapid sell-off if a negative news event sparks profit-taking among spooked investors. We do, however, retain a modest overweight in Ukraine, which has significantly outperformed Russia. The fund is also overweight in South Africa, which we believe offers relatively limited downside.

Q: What is the reason for the continued underweight in Asia?

A: As has been the case for quite some time, we are not finding the values in Asia to be attractive. Korea remains the fund's largest underweight, where its holdings are 6.5% lower than in the benchmark. One aspect of the underweight to Asia hurt performance during the period, and that was our decision to move from neutral to underweight in the Philippines. The country outperformed during the downturn due in part to an improving political backdrop, so this underweight detracted from returns in April.

Q: Six months ago, the fund held a position in local currency bonds, but this position has since been reduced. Why?

A: We have the ability to buy bonds denominated in hard currency or those denominated in local currencies. In deciding between the two, we look for relative value. For most of 2003, the fund held a position in local currency bonds for three reasons. First, in many countries dollar-denominated bonds had outperformed their local counterparts, so we believed we could find better values in local currency issues. Second, we believed the dollar would weaken versus many emerging market currencies. And third, emerging market currencies were supported by higher commodity prices.5

5 Higher commodity prices help bring more dollars into emerging markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, help improve governments' fiscal positions - a positive for currencies.
6 Higher interest rates in a given country tend to help the performance of its currency.

As we moved into 2004, however, this situation reversed: Local currency bonds closed the performance gap, meaning that the values that were in place last year had dissipated. The dollar also weakened considerably and in our view was poised to improve given the outlook for higher rates in the United States.6 And finally, commodities prices fell across the board on concerns that China's white-hot growth would slow - and, in turn, depress - consumption of basic materials. The confluence of these factors prompted us to close out all positions in emerging markets currencies.

Q: What are some risks and opportunities that could arise in the months ahead?

A: The emerging debt market faces a number of potential risks. Even after the sell-off in late April, the market remains vulnerable to external shocks such as higher interest rates in the United States. Further, emerging markets bonds are, in our view, unlikely to benefit from a great deal of new buying from crossover investors. Given this backdrop, we will continue to seek favorable long-term returns through risk management and the use of fundamental research to identify bonds that offer attractive value. We also intend to maintain the more conservative posture that we established in the latter part of the period. Having said that, we will be looking closely at opportunities to invest in the bonds of fiscally strong countries whose economies are growing, yet whose bonds prices fall in sympathy with overall market weakness.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of April 30, 2004

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value(a)		Index(b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-14.77	-	-4.76	-	-3.32	-
Six Months	-5.33	-	2.38	-	1.48	-
One Year	2.43	2.43	10.73	10.73	9.50	9.50
Three Year	68.00	18.88	66.60	18.55	39.87	11.83
Five Year	99.01	14.76	110.65	16.07	84.16	12.99
Ten Year	78.35	5.96	114.47	7.93	270.38	13.99

Per Share Information and Returns(a)
	Yearly periods ended April 30

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	10.65	13.26	16.07	13.96	6.02	6.11	6.03	6.61	7.19	7.32
Income Dividends ($)	1.53	1.50	1.50	1.50	1.05	.60	.60	.75	.66	.59
Capital Gains Distributions ($)	.15	-	.80	2.12	-	-	-	-	--	-
Total Return (%)	-7.56	40.65	41.83	11.20	-50.35	14.39	10.54	24.22	21.12	10.73

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 18.23%.

Portfolio Summary as of April 30, 2004

Asset Allocation (Excludes Cash Equivalents)	4/30/04	10/31/03

Sovereign Bonds	95%	98%
Loan Participations	5%	2%
	100%	100%

Interest Rate Sensitivity (Excludes Cash Equivalents)	4/30/04	10/31/03

Fixed Rate Bonds	90%	83%
Floating Rate Bonds	10%	17%
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03

Russia	19%	21%
Brazil	17%	18%
United States	6%	4%
Turkey	8%	4%
Bulgaria	4%	9%
Romania	4%	6%
Morocco	4%	-
Ukraine	4%	5%
Argentina	4%	3%
Mexico	4%	2%
Jamaica	3%	-
Venezuela	3%	9%
Kazakhstan	3%	2%
Philippines	3%	2%
Ecuador	1%	2%
Algeria	1%	2%
Belize	-	2%
El Salvador	-	5%
Other	12%	4%
	100%	100%

Asset allocation and geographical diversification are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004

	Principal Amount ($)(d)	Value ($)

Bonds 110.2%
Argentina 5.0%
Republic of Argentina:
7.0%, 3/18/2049*	EUR 1,172,357	396,900
8.5%, 2/23/2005*	EUR 255,646	85,784
9.0%, 9/19/2049*	EUR 1,738,392	572,926
9.25%, 10/21/2049*	EUR 1,025,000	351,940
9.75%, 9/19/2027*	550,000	167,750
10.25%, 2/6/2049*	EUR 613,550	204,043
10.5%, 11/29/2049*	EUR 511,292	171,562
Series BGL4, 11.0%, 10/9/2006*	680,000	224,740
11.375%, 3/15/2010*	2,530,000	817,190
11.75%, 11/13/2026*	EUR 388,582	132,720
12.0%, 9/19/2016*	EUR 613,550	216,917
12.25%, 6/19/2018*	1,061,250	305,109
(Cost $3,092,598)		3,647,581
Brazil 19.4%
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	1,641,880	1,507,246
8.875%, 4/15/2024	7,400,000	5,942,200
10.0%, 8/7/2011	1,240,000	1,202,800
10.125%, 5/15/2027	100,000	87,750
11.0%, 1/11/2012 (b)	2,140,000	2,172,100
11.0%, 8/17/2040	1,880,000	1,748,400
11.5%, 3/12/2008	1,400,000	1,484,000
(Cost $15,207,247)		14,144,496
Bulgaria 4.6%
Republic of Bulgaria, 8.25%, 1/15/2015 (b) (Cost $3,461,295)	2,900,000	3,327,750
Colombia 1.7%
Republic of Colombia:
8.125%, 5/21/2024	1,290,000	1,096,500
10.0%, 1/23/2012	100,000	106,500
(Cost $1,349,127)		1,203,000
Ecuador 1.6%
Republic of Ecuador:
Step-up Coupon, 7.0%**, 8/15/2030	650,000	456,625
144A, 12.0%, 11/15/2012	800,000	712,000
(Cost $1,335,489)		1,168,625
Indonesia 0.5%
Republic of Indonesia, 6.75%, 3/10/2014 (Cost $395,164)	440,000	396,000
Jamaica 4.0%
Government of Jamaica:
10.5%, 2/11/2009 (b)	EUR 1,400,000	1,795,279
10.625%, 6/20/2017	1,100,000	1,094,500
(Cost $2,906,385)		2,889,779
Kazakhstan 3.1%
Development Bank of Kazakhstan, 7.375%, 11/12/2013 (Cost $2,235,018)	2,250,000	2,260,350
Malaysia 1.9%
Petroliam Nasional Berhad, 7.75%, 8/15/2015 (Cost $1,412,664)	1,200,000	1,381,177
Mexico 4.2%
United Mexican States, 8.0%, 9/24/2022 (Cost $3,238,993)	2,930,000	3,091,150
Nigeria 1.0%
Nigeria, Promissory Note, Series A, 5.092%, 1/5/2010** (Cost $665,701)	753,597	703,000
Pakistan 3.1%
Republic of Pakistan, 6.75%, 2/19/2009 (b) (Cost $2,347,463)	2,300,000	2,283,272
Philippines 3.0%
Republic of Philippines:
8.375%, 3/12/2009	320,000	336,000
9.0%, 2/15/2013	600,000	609,750
9.375%, 1/18/2017	1,200,000	1,245,000
(Cost $2,239,701)		2,190,750
Romania 4.5%
Republic of Romania, 5.75%, 7/2/2010 (Cost $3,183,678)	EUR 2,700,000	3,281,117
Russia 22.0%
Russian Federation:
Step-up Coupon, 5.0%**, 3/31/2030 (b)	2,695,000	2,471,314
12.75%, 6/24/2028 (b)	500,000	738,750
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	10,640,000	9,363,200
Series VII, 3.0%, 5/14/2011	4,500,000	3,442,500
(Cost $16,650,226)		16,015,764
South Africa 2.7%
Republic of South Africa, 8.5%, 6/23/2017 (Cost $2,012,400)	1,700,000	1,963,500
Turkey 9.8%
Republic of Turkey:
10.5%, 1/13/2008	400,000	448,000
11.0%, 1/14/2013	1,000,000	1,160,000
11.75%, 6/15/2010	600,000	706,800
11.875%, 1/15/2030 (b)	1,800,000	2,333,250
12.375%, 6/15/2009	2,100,000	2,488,500
(Cost $7,295,115)		7,136,550
Ukraine 5.0%
Government of Ukraine, 7.65%, 6/11/2013 (b) (Cost $3,970,672)	3,850,000	3,674,825
United States 6.1%
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	500,000	585,000
US Treasury Note, 4.0%, 11/15/2012	4,000,000	3,896,250
(Cost $4,417,449)		4,481,250
Uruguay 1.9%
Republic of Uruguay, 7.875%, 1/15/2033 (Cost $1,556,527)	2,100,000	1,386,000
Venezuela 3.8%
Republic of Venezuela:
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	500,000	435,000
10.75%, 9/19/2013 (b)	2,400,000	2,340,000
(Cost $2,934,904)		2,775,000
Vietnam 1.3%
Socialist Republic of Vietnam, Series 18YR, 4.0%**, 3/14/2016 (Cost $877,919)	1,000,000	918,570
Total Bonds (Cost $82,785,735)		80,319,506
Loan Participations 5.8%
Algeria 1.5%
Republic of Algeria, Floating Rate Debt, Conversion Bond, LIBOR plus .8125%, 2.0%**, 3/4/2010	1,140,000	1,111,500
Morocco 4.3%
Kingdom of Morocco, Floating Rate Debt Series A, LIBOR plus .8125%, 2.031%**, 1/2/2009	3,200,000	3,144,000
Total Loan Participations (Cost $4,259,012)		4,255,500

	Shares	Value ($)

Cash Equivalents 5.3%
Scudder Cash Management QP Trust, 1.08% (c) (Cost $3,835,327)	3,835,327	3,835,327

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,880,074) (a)	121.3	88,410,333
Other Assets and Liabilities, Net	(21.3)	(15,539,894)
Net Assets	100.0	72,870,439

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of April 30, 2004.
(a) The cost for federal income tax purposes was $90,880,074. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $2,469,741. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,076,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,546,135.
(b) Securities, or a portion thereof, subject to a financing transaction.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation
EUR	Euros

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004
Assets
Investments: Investments in securities, at value (cost $87,044,747)	$ 84,575,006
Investment in Scudder Cash Management QP Trust (cost $3,835,327)	3,835,327
Total investments in securities, at value (cost $90,880,074)	88,410,333
Foreign currency, at value (cost $3,795,403)	3,786,864
Receivable for investments sold	9,259,304
Interest receivable	1,884,326
Unrealized appreciation on forward currency exchange contracts	10,669
Receivable for closed forward currency exchange contracts	7,976
Other assets	3,669
Total assets	103,363,141
Liabilities
Payable for investments purchased	8,469,822
Payable for financing transactions	21,662,375
Payable for closed forward currency exchange contracts	2,390
Accrued management fee	74,587
Other accrued expenses and payables	283,528
Total liabilities	30,492,702
Net assets, at value	$ 72,870,439
Net Assets
Net assets consists of: Accumulated distributions in excess of net investment income	(501,774)
Net unrealized appreciation (depreciation) on: Investments	(2,469,741)
Foreign currency related transactions	(18,097)
Accumulated net realized gain (loss)	(55,000,029)
Paid-in capital	130,860,080
Net assets, at value	$ 72,870,439
Net Asset Value
Net asset value per share ($72,870,439 / 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004
Investment Income
Interest	$ 3,347,713
Interest - Scudder Cash Management QP Trust	25,296
Total Income	3,373,009
Expenses: Management fee	464,908
Services to shareholders	20,200
Custodian and accounting fees	101,065
Auditing	63,735
Legal	11,790
Directors' fees and expenses	57,460
Reports to shareholders	10,250
Interest expense	110,555
Stock exchange listing fees	17,500
Other	5,433
Total expenses	862,896
Net investment income	2,510,113
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,850,275
Foreign currency related transactions	(591,259)
4,259,016
Net unrealized appreciation (depreciation) during the period on: Investments	(5,000,125)
Foreign currency related transactions	(98,842)
(5,098,967)
Net gain (loss) on investment transactions	(839,951)
Net increase (decrease) in net assets resulting from operations	$ 1,670,162

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2004
Cash Flows from Operating Activities
Investment income received	$ 2,681,817
Payment of expenses	(626,554)
Interest paid	(86,147)
Proceeds from sales and maturities of long-term investments	135,571,205
Purchases of investments	(128,102,177)
Net purchase of foreign currency	(3,786,864)
Net purchase of short-term investments	(3,421,645)
Cash provided by operating activities	2,229,635
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	729,810
Distributions paid (net of reinvestment of distributions)	(2,966,337)
Cash used for financing activities	(2,236,527)
Increase (decrease) in cash	(6,892)
Cash at beginning of period	6,892
Cash at end of period	$ -
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	1,670,162
Net (increase) decrease in cost of investments	(14,095,534)
Net (increase) decrease in net unrealized appreciation (depreciation) on investments	5,000,125
(Increase) decrease in interest receivable	(605,653)
(Increase) decrease in foreign currency	(3,786,864)
(Increase) decrease in other assets	(3,669)
(Increase) decrease in receivable for investments sold	7,181,629
Increase (decrease) in payable for investments purchased	6,651,077
Increase (decrease) in net unrealized appreciation (depreciation) on open/closed forward currency exchange contracts	68,167
Increase (decrease) in accrued expenses	125,787
Increase (decrease) in interest payable	24,408
Cash provided by operating activities	$ 2,229,635

Significant non-cash activity from market discount accretion and premium amortization in the amount of $85,539 has been excluded from the statement of cash flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004	Year Ended October 31, 2003
Operations: Net investment income	$ 2,510,113	$ 5,495,930
Net realized gain (loss) on investment transactions	4,259,016	12,856,143
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,098,967)	2,252,577
Net increase (decrease) in net assets resulting from operations	1,670,162	20,604,650
Distributions to shareholders from net investment income	(2,886,260)	(6,069,005)
Reinvestment of distributions	-	80,810
Increase (decrease) in net assets	(1,216,098)	14,616,455
Net assets at beginning of period	74,086,537	59,470,082
Net assets at end of period (including accumulated distributions in excess of net investment income of $501,774 and $125,627, respectively)	$ 72,870,439	$ 74,086,537
Other Information
Shares outstanding at beginning of period	9,952,619	9,939,539
Shares issued to shareholders in reinvestment of distributions	-	13,080
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2004[a]	2003	2002[d]	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$ 7.44	$ 5.98	$ 5.66	$ 6.10	$ 5.77	$ 5.45
Income (loss) from investment operations: Net investment income[b]	.25	.55	.67	.77	.67	.51
Net realized and unrealized gain (loss) on investment transactions	(.08)	1.52	.40	(.56)	.26	.41
Total from investment operations	.17	2.07	1.07	.21	.93	.92
Less distributions from: Net investment income	(.29)	(.61)	(.75)	(.65)	(.60)	(.60)
Total distributions	(.29)	(.61)	(.75)	(.65)	(.60)	(.60)
Net asset value, end of period	$ 7.32	$ 7.44	$ 5.98	$ 5.66	$ 6.10	$ 5.77
Market value, end of period	$ 6.46	$ 7.10	$ 5.57	$ 5.32	$ 5.06	$ 4.75
Total Return
Per share net asset value (%)[c]	2.38**	36.13	19.89	4.23	19.25	(18.78)
Per share market value (%)[c]	(5.33)**	39.29	18.60	18.31	20.22	(22.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	74	59	56	61	57
Ratio of expenses (excluding interest) (%)	1.95*	2.03	2.09	2.09	1.89	2.02
Ratio of expenses (%)	2.23*	2.28	2.73	3.04	2.47	2.30
Ratio of net investment income (%)	6.49*	7.89	10.87	12.50	10.77	9.06
Portfolio turnover rate (%)	296*	306	740	781	317	323

a For the six months ended April 30, 2004.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $59,259,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($35,713,000), October 31, 2007 ($16,251,000), and October 31, 2009 ($7,295,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at April 30, 2004.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments), aggregated $134,753,254 and $128,597,961, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.20% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Manager compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SISC aggregated $12,700, of which $9,236 is unpaid at April 30, 2004.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 2004.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB") SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SFAC aggregated $39,885, of which $15,468 is unpaid at April 30, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Commitments

As of April 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	820,000	COP	2,234,500,000	8/6/2004	$ 10,669

As of April 30, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
USD	760,000	RUB	24,092,000	10/27/2004
RUB	24,092,000	USD	757,610	10/27/2004	$ (2,390)
RUB	21,641,000	USD	677,976	11/19/2004
USD	670,000	RUB	21,641,000	11/19/2004	7,976
Total net receivable/(payable)					$ 5,586

Currency Abbreviations
COP	Colombian Pesos	RUB	Russian Rubles
USD	US Dollars

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At April 30, 2004, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Financing	Financing Liability	Weighted Average Maturity
UBS AG	$ 20,256,740	$ 21,662,375	28

The weighted average daily balance of financing agreements outstanding during the six months ended April 30, 2004 was approximately $9,417,000. The weighted average interest rate was 1.10%. The maximum financing agreement liability outstanding during the six months ended April 30, 2004 was $47,173,133.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 2004, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
June 23, 2004

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management by its affiliate, Deutsche Asset Management Investment Services Limited ("DeAMIS"). Both DeIM and DeAMIS are part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., DeAMIS, Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

DeAMIS, located at One Appold Street, London, England, is the fund's subadvisor. Under DeIM's supervision, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund.

Changes in Directors and Officers

On May 14, 2004, Richard T. Hale resigned as the fund's Chairman, President and Chief Executive Officer in connection with his forthcoming retirement as a Managing Director of DeIM. In anticipation of the resulting vacancies, the fund's Board of Directors on May 10, 2004 elected Robert J. Callander, an independent director who chairs the fund's Committee on Independent Directors, as Chairman of the fund's Board. The fund's Board believes that its appointment of an independent director as Chairman reaffirms the Board's longstanding commitment to strong, independent oversight of the fund's operations, and to progressive governance practices that seek to protect and serve the interests of all of the fund's stockholders.

In addition, the Board elected Vincent J. Esposito, a Managing Director of DeIM, as a director of the fund and Vice Chairman of the fund's Board, and elected Julian F. Sluyters, also a Managing Director of DeIM, as the fund's President and Chief Executive Officer.

On June 1, 2004, Lucinda H. Stebbins resigned as Assistant Treasurer of the fund in connection with her retirement as a Director of DeIM.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (Type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global High Income Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global High Income Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ------------------------------------